UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2016

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 498-6000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 1, 2016, Financial Engines, Inc. (“Financial Engines”) completed the previously announced acquisition of Kansas City 727 Acquisition LLC, a Delaware limited liability corporation, as well as its subsidiaries and certain affiliates (collectively, “The Mutual Fund Store”), pursuant to an Agreement and Plan of Mergers (the “Merger Agreement”), dated as of November 5, 2015, by and among Financial Engines, Mayberry Acquisition Sub I, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Financial Engines (“Merger Sub 1”), Mayberry Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Financial Engines (“Merger Sub 1A”), Mayberry Acquisition Sub II, LLC, a Delaware limited liability company and a wholly owned third tier subsidiary of Merger Sub 1 (“Merger Sub 2”), Kansas City 727 Acquisition Corporation, a Delaware corporation, TMFS Holdings, Inc., a Nevada corporation, Kansas City 727 Acquisition LLC, a Delaware limited liability corporation, and, solely in its capacity as representative of the Sellers, WP Fury Holdings, LLC. Pursuant to the Merger Agreement, after a series of transactions, The Mutual Fund Store became a wholly owned subsidiary of Financial Engines (the “Acquisition”).

At the closing of the Acquisition, pursuant to the Merger Agreement, the Company issued approximately 9.9 million shares of common stock of Financial Engines (“Common Stock”) and paid approximately $250 million in cash, subject to certain closing and post-closing adjustments (collectively, the “Merger Consideration”). Of the approximately $250 million in cash, $17 million was placed in an escrow fund for up to 14 months following the closing for the satisfaction of certain indemnification claims.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was originally filed as an exhibit to the Company’s Current Report on Form 8-K filed on November 9, 2015, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Merger Agreement described in Item 2.01 above, Financial Engines issued 9,885,889 shares of its Common Stock to the direct and indirect holders of equity interests of The Mutual Fund Store at the closing of the Acquisition. The shares were issued pursuant to an exemption under Regulation D, as promulgated under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Board of Directors

On January 28, 2016, director Paul G. Koontz informed the board of directors of Financial Engines (the “Board”) of his decision not to stand for re-election at the annual meeting of the Company’s stockholders in May 2016, and of his decision to step down as Chairman of the Board, effective immediately. Mr. Koontz will continue to serve as a member of the Board until his term expires in May 2016.

On January 28, 2016, following the resignation of Mr. Koontz as the Chairman of the Board, the Board appointed Blake R. Grossman to serve as Chairman of the Board, effective immediately.

Election of Director

The Board voted to increase the size of the Board from nine (9) directors to ten (10) directors, effective immediately following, and contingent upon, the closing of the Acquisition, and on January 28, 2016, appointed Michael E. Martin, age 60, as a member of the Board and Compensation Committee, effective as of February 1, 2016, contingent upon the closing of the Acquisition.

Mr. Martin is a Partner of Warburg Pincus & Co. and a Managing Director of the private equity firm Warburg Pincus LLC, where he is head of its financial services group and a member of its Executive Management Group. Prior to joining Warburg Pincus & Co. and Warburg Pincus LLC in March 2009, Mr. Martin was President of Brooklyn NY Holdings, LLC, a private investment company, from March 2006 to December 2008. Mr. Martin worked at UBS Investment Bank from March 2002 to March 2006, where he served as a Vice Chairman and Managing Director of UBS Investment Bank and a member of its Board of Directors and Global Executive Committee. Prior to that, Mr. Martin held senior positions at the investment bank Credit Suisse First Boston and practiced corporate law at the law firm of Wachtell, Lipton, Rosen & Katz. Mr. Martin served on the Board of Directors of National Penn Bancshares, Inc. from February 2011 to March 2015, Primerica, Inc. from April 2010 to May 2014, SLM Corporation from May 2008 to May 2012 and BPW Acquisition Corp. from March 2008 to March 2010. He is currently a Director of Aeolus Re, DBRS, Mariner Finance, Source and Triton Container International. Mr. Martin received a B.A. in economics from Claremont Men’s College and a J.D. from Columbia University School of Law.

Pursuant to the terms of the Stockholders Agreement (the “Stockholders Agreement”), dated as of November 5, 2015, by and among Financial Engines, (i) WP X Finance, L.P., a Delaware limited partnership, Warburg Pincus X Partners, L.P., a Delaware limited partnership (collectively, “Warburg”), and (ii) TMFS Holdings, Inc., a Nevada corporation, and Christopher R. Braudis, Warburg was entitled to designate one individual for initial appointment to the Board with subsequent nomination rights. The right of Warburg to designate a director to the Board will terminate when Warburg beneficially owns less than the lower of (i) 5% of all of the outstanding shares of Common Stock and (ii) 50% of the number of shares of Common Stock received by Warburg as consideration in the Acquisition.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which was originally filed as an exhibit to the Company’s Current Report on Form 8-K filed on November 9, 2015.

Item 7.01 Regulation FD Disclosure.

On February 1, 2016, Financial Engines issued a press release announcing the completion of the Acquisition. A copy of the release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Kansas City 727 Acquisition LLC and Subsidiaries as of December 31, 2014, 2013 and 2012, and the years ended December 31, 2014, 2013 and 2012, and the notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The unaudited consolidated financial statements of Kansas City 727 Acquisition LLC and Subsidiaries as of September 30, 2015 and 2014, and for the nine months ended September 30, 2015 and 2014, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Financial Engines and Kansas City 727 Acquisition LLC and Subsidiaries as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, and the notes related thereto, are attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Mergers, dated as of November 5, 2015 by and among Financial Engines, Inc., Mayberry Acquisition Sub I, LLC, Mayberry Acquisition Sub, Inc., Mayberry Acquisition Sub II, LLC, Kansas City 727 Acquisition Corporation, TMFS Holdings, Inc., Kansas City 727 Acquisition LLC, and, solely in its capacity as representative of the Sellers, WP Fury Holdings, LLC (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed November 9, 2015, and incorporated herein by reference).

4.1	Stockholders Agreement, dated as of November 5, 2015 by and among Financial Engines, Inc., WP X Finance, L.P., a Delaware limited partnership, Warburg Pincus X Partners, L.P., a Delaware limited partnership, TMFS Holdings, Inc., a Nevada corporation, and Christopher R. Braudis (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed November 9, 2015, and incorporated herein by reference).

10.1	First Amendment to Agreement and Plan of Mergers, dated as of January 29, 2016 by and among Financial Engines, Inc., Mayberry Acquisition Sub I, LLC, Mayberry Acquisition Sub, Inc., Mayberry Acquisition Sub II, LLC, Kansas City 727 Acquisition Corporation, TMFS Holdings, Inc., Kansas City 727 Acquisition LLC, and, solely in its capacity as representative of the Sellers, WP Fury Holdings, LLC.

10.2	Letter Agreement, dated January 27, 2016 between Financial Engines, Inc. and John Bunch.

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press Release dated February 1, 2016.

99.2	Audited consolidated financial statements of Kansas City 727 Acquisition LLC and Subsidiaries as of December 31, 2014, 2013 and 2012, and the years ended December 31, 2014, 2013 and 2012, and the notes related thereto.

99.3	Unaudited consolidated financial statements of Kansas City 727 Acquisition LLC and Subsidiaries as of September 30, 2015 and 2014, and for the nine months ended September 30, 2015 and 2014, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial statements of Financial Engines and Kansas City 727 Acquisition LLC and Subsidiaries as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Engines, Inc.

February 3, 2016	By:	/s/ Raymond J. Sims
	Name:	Raymond J. Sims
	Title:	Executive Vice President, Chief Financial Officer and Chief Risk Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Mergers, dated as of November 5, 2015 by and among Financial Engines, Inc., Mayberry Acquisition Sub I, LLC, Mayberry Acquisition Sub, Inc., Mayberry Acquisition Sub II, LLC, Kansas City 727 Acquisition Corporation, TMFS Holdings, Inc., Kansas City 727 Acquisition LLC, and, solely in its capacity as representative of the Sellers, WP Fury Holdings, LLC (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed November 9, 2015, and incorporated herein by reference).

4.1	Stockholders Agreement, dated as of November 5, 2015 by and among Financial Engines, Inc., WP X Finance, L.P., a Delaware limited partnership, Warburg Pincus X Partners, L.P., a Delaware limited partnership, TMFS Holdings, Inc., a Nevada corporation, and Christopher R. Braudis (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed November 9, 2015, and incorporated herein by reference).

10.1	First Amendment to Agreement and Plan of Mergers, dated as of January 29, 2016 by and among Financial Engines, Inc., Mayberry Acquisition Sub I, LLC, Mayberry Acquisition Sub, Inc., Mayberry Acquisition Sub II, LLC, Kansas City 727 Acquisition Corporation, TMFS Holdings, Inc., Kansas City 727 Acquisition LLC, and, solely in its capacity as representative of the Sellers, WP Fury Holdings, LLC.

10.2	Letter Agreement, dated January 27, 2016 between Financial Engines, Inc. and John Bunch.

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press Release dated February 1, 2016.

99.2	Audited consolidated financial statements of Kansas City 727 Acquisition LLC and Subsidiaries as of December 31, 2014, 2013 and 2012, and the years ended December 31, 2014, 2013 and 2012, and the notes related thereto.

99.3	Unaudited consolidated financial statements of Kansas City 727 Acquisition LLC and Subsidiaries as of September 30, 2015 and 2014, and for the nine months ended September 30, 2015 and 2014, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial statements of Financial Engines and Kansas City 727 Acquisition LLC and Subsidiaries as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, and the notes related thereto.